 July 30, 2015  Procter & Gamble Earnings Release:Q4 FY 2015 Results

 Fiscal Year 2015Business Results

 Fiscal Year 2015 ResultsOrganic Sales Growth  1%  3%  3%

 Fiscal Year 2015 ResultsCore EPS Growth*  * Excludes Pet Care & Batteries

 Fiscal Year 2015 ResultsConstant Currency Core EPS Growth*  * Excludes Pet Care & Batteries

 Returning Value to Shareholders  $ billions  FY 2015  Past 10 FY’s  Dividends  7.3  55.7  Share Repurchase  4.6   55.7*  Value to Shareholders  11.9  111.4  % of Adjusted Net Earnings  105%  94%  * Excludes Gillette repurchases

 Apr – Jun 2015 (Q4 FY 15)Business Results

 Apr – Jun 15 (Q4 FY 15) ResultsOrganic Sales Growth*  Organic sales were flat with 3 of 5 reporting segments growing versus prior year.  2%  * Restated for Batteries & PetCare  0%  2%  2%

 Apr – Jun 15 (Q4 FY 15) ResultsOrganic Sales Growth*  Organic sales were flat with 3 of 5 reporting segments growing versus prior year.  2%  * Restated for Batteries & PetCare  0%  2%  2%

 Apr – Jun 15 (Q4 FY 15) ResultsOrganic Sales Growth*  Organic sales were flat with 3 of 5 reporting segments growing versus prior year.  2%  * Restated for Batteries & PetCare  0%  2%
 Apr – Jun 15 (Q4 FY 15) ResultsMarket Share   Global value share ~21% % of Sales Holding/Growing Share ~45%

 Apr – Jun 15 (Q4 FY 15) ResultsCore EPS Growth*  Core EPS includes 90 basis points of operating margin improvement driven by productivity savings.  * Restated for Batteries & Pet Care  -8%  3%  22%  8%

 Apr – Jun 15 (Q4 FY 15) ResultsCurrency Neutral Core EPS Growth*  Excluding the impact of foreign exchange, currency-neutral core earnings per share increased 22% for the quarter.   * Restated for Batteries & Pet Care  28%

 Results To-DateNon-Core Restructuring Spending*  * Restated for Pet Care & Batteries    FY 15          ($MM Before Tax)  JAS  OND  JFM  AMJ  FY  Cost of Goods Sold  93  77  161  202  533  SG&A   2  18   92  79  191  Total Non-Core Restructuring  95  95  253  281  724

 Estimated Restated FY ‘15 Core EPS  FY ‘15 Core EPS – As Reported $4.02Adjustments: Results* Restated to Disc Ops (0.25) FY ‘15 Core EPS - Estimated Restated $3.77  * Includes results for the Salon Professional, Fragrance, Cosmetics and Hair Color categories
 Estimated Restated FY ‘15 Core EPS  * Includes results for the Salon Professional, Fragrance, Cosmetics and Hair Color categories    Q1  Q2  Q3  Q4  FY 15  As Reported  1.04  1.06  0.92  1.00  4.02  Adjustments for Results* Restated to Disc Ops  (0.05)  (0.11)  (0.03)  (0.06)  (0.25)  Estimated Restated  0.99  0.95  0.89  0.94  3.77  Informational 8K will be available in September with final restatements.Please note that these numbers are estimates.

 Estimated Restated FY ‘15 Core EPS  * Includes results for the Salon Professional, Fragrance, Cosmetics and Hair Color categories    Q1  Q2  Q3  Q4  FY 15  As Reported  1.04  1.06  0.92  1.00  4.02  Adjustments for Results* Restated to Disc Ops  (0.05)  (0.11)  (0.03)  (0.06)  (0.25)  Estimated Restated  0.99  0.95  0.89  0.94  3.77  Informational 8K will be available in September with final restatements.Please note that these numbers are estimates.

 Business Segments

Apr – Jun 15 (Q4 FY 15) Results

Beauty, Hair & Personal Care Segment


-1%
-5%
-1%
Organic Sales
Organic Volume
Net Earnings

- +5% Pricing, -1% Mix
- Organic Sales: ↑ Low single digits in Developed markets, ↓ Mid-single digits in Developing markets
- Global value share declined 0.7 points versus year ago
- Net Earnings: Productivity improvements and pricing were more than offset by volume decline, mix hurts and currency headwinds.

Apr – Jun 15 (Q4 FY 15) Results

Beauty, Hair & Personal Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Hair Care	~=	~=	~=
Skin Care	-	-	-
Personal Cleansing	-	~=	-
Deodorants	+	+	-
Cosmetics	~=	+	-
Prestige	-	+	-
Salon Professional	+	+	+

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Hair Care organic sales were in-line with year ago. Globally, growth on Head & Shoulders was off-set by declines in smaller Hair Care and Color brands. For FY ‘15, U.S. Pantene grew sales mid-single digits, and P3M value share was up nearly 1 point.Skin Care organic sales declined due to competitive challenges across regions. Antiperspirants and deodorants organic sales were up high single digits. Developed market sales increased double digits with continued strength in Old Spice and were partially off set by Developing market sales decline due to a high base period from the Old Spice expansion.Personal Cleansing organic sales were down due to declines in Developing markets largely behind impacts from trade inventory corrections in China.Cosmetics organic sales were down low single digits. Mid-single digit sales growth in Developed markets behind a focus on higher tier products and lower trade investments was more than offset by declines in Developing markets due to negative geographic mix.Organic sales in Prestige decreased low single digits. Strong sales growth in SKII was more than offset by declining sales in Fragrances due to lower levels of product innovation versus the base period.Salon Professional organic sales were up mid-single digits driven by pricing, innovation and a low base period.  Apr – Jun 15 (Q4 FY 15) ResultsGlobal Beauty, Hair & Personal Care Highlights

Apr – Jun 15 (Q4 FY 15) Results
Grooming Segment


-7%
-7%
-34%
Organic Sales
Organic Volume
Net Earnings

- +4% Pricing, -4% Mix
- Organic Sales: ↓ High singles in Developed markets, ↓ Mid-singles in Developing markets
- Global value share declined 0.3 points versus year ago
- Net Earnings: Price increases and productivity savings were more than offset by volume declines, mix hurts and currency headwinds.

Apr – Jun 15 (Q4 FY 15) Results

Grooming – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Blades & Razors	-	-	-
Pre & Post Shave	+	~=	+
Braun & Appliances	~=	~=	~=

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Apr – Jun 15 (Q4 FY 15) Results

Global Grooming Highlights

- Global Blades & Razors organic sales declined in Developed and Developing markets driven by a high base period from the FlexBall launch in North America and FIFA World Cup innovation across regions, prior quarter inventory builds for the FlexBall launch in Europe, increased competitive activities in North America, and inventory adjustments after recent devaluation price increases in Russia, Brazil and Japan.

- Appliances organic sales were up slightly as growth from recent innovation, like the launch of Series 9 shavers was off set by promotional investments.

Apr – Jun 15 (Q4 FY 15) Results

Health Care Segment


4%
-3%
-1%
Organic Sales
Organic Volume
Net Earnings

- +4% Pricing, +3% Mix
- Organic Sales: ↑ Mid-singles in Developed markets, ↑ Mid-singles in Developing markets
- Global value share declined 0.5 points versus year ago
- Net Earnings: Price increases, mix helps, and productivity savings were more than offset by volume declines and currency headwinds.

Apr – Jun 15 (Q4 FY 15) Results

Health Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Oral Care	+	+	+
Personal Health Care	+	~=	+

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Oral Care organic sales increased mid-single digits. Developed market sales were up mid-singles due to premium innovation and Developing markets grew low single digits behind premium innovation and pricing.Personal Health Care sales increased low single digits with Developing market sales up high singles behind price increases. Developed market sales were flat as growth in the U.S. from innovation and the end of a strong cough/cold season was offset by declines in Prilosec due to a new market entrant.  Apr – Jun 15 (Q4 FY 15) ResultsGlobal Health Care Highlights

Apr – Jun 15 (Q4 FY 15) Results
Fabric & Home Care Segment


3%
1%
0%
Organic Sales
Organic Volume
Net Earnings

- +2% Pricing, Flat Mix
- Organic Sales: ↑ Mid-singles in Developed markets, ↓ Low singles in Developing markets
- Global value share declined 0.3 points versus year ago
- Net Earnings: Productivity savings, pricing and commodity improvements were offset by currency headwinds and negative mix.

Apr – Jun 15 (Q4 FY 15) Results

Fabric & Home Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Fabric Care	+	+	-
Home Care	+	+	+
P&G Professional	+	+	-

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Fabric Care organic sales increased low single digits. Developed market sales were up mid-single digits with solid growth in the U.S. behind innovation and in Japan due to a low base period due to the VAT tax increase. Developing market sales declined behind competitive activity, inventory corrections from devaluation pricing, minor brand divestitures and the deprioritization of non-strategic forms such as bars.U.S. Fabric Care value share grew nearly 1 point behind the launch of our innovation bundle in the March quarter and additional investments.Home Care organic sales grew mid-single digits. Developed market sales were up mid-singles driven by growth from premium innovation in the U.S. and Developing market sales increased low single digits due to pricing and strong growth of dish care.  Apr – Jun 15 (Q4 FY 15) ResultsGlobal Fabric & Home Care Highlights

Apr – Jun 15 (Q4 FY 15) Results
Baby, Feminine & Family Care Segment


1%
-4%
-9%
Organic Sales
Organic Volume
Net Earnings

- +3% Pricing, +2% Mix
- Organic Sales: ↑ Mid-singles in Developed markets, ↓ Mid-singles in Developing
- Global value share declined 1.0 points versus year ago
- Net Earnings: Pricing, lower commodity costs and productivity savings were more than offset by currency headwinds and marketing investments.

Apr – Jun 15 (Q4 FY 15) Results
Baby, Feminine & Family Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Baby Care	~=	+	-
Feminine Care	~=	+	-
Family Care	+	+	-

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Baby Care organic sales were in line with year ago as solid growth in the U.S was partially offset by inventory adjustments and consumer demand reductions due to pricing for currency devaluation and trade terms changes in developing markets. In the U.S., baby care value share was up over 1 point versus year ago behind innovation driven up-tiering, with Swaddlers growing value share over 2 points versus last year.Feminine Care organic sales were in-line with year ago. Mid-single digit sales growth in Developed markets due to the Adult Incontinence launch in 10 markets, including North America, U.K., France, Netherlands, Belgium and Germany, and new innovation on the base business in the U.S. was off set by volume reductions due to devaluation pricing in Developing markets.Family Care organic sales were up mid-single digits as growth in the U.S. behind value interventions was partially off set by declines in Mexico as we focus the portfolio on the top tier.  Apr – Jun 15 (Q4 FY 15) ResultsGlobal Baby, Feminine & Family Care Highlights

 Fiscal Year 2016 Guidance

 FY 2016 Guidance*Organic Sales    FY’16  Organic Sales Growth  In-line to Up Low Single Digits  Currency  -4% to -5%  Minor brand divestitures  Modest Drag  All-in Sales Growth  Down Low to Mid-Single Digits  * Guidance assumes that Batteries & transitioning Beauty businesses are accounted for as discontinued operations

 FY 2016 Guidance*EPS Growth  FY’16 (vs. restated FY ’15)    Core Operating Income Growth  Up Mid to High Single Digits  Core Earnings Per Share Growth  Down Slightly to Up Mid-Single Digits  All-in Earnings Per Share Growth  +53% to +63%      Other Items  Impact on Core EPS  Venezuela accounting change  $(0.05) to (0.06)  Beauty deal transition costs  $(0.02) to (0.03)  Non Operating income  -2% to -3%  Tax Rate  -4%  Foreign Exchange  -3% to -4%  Commodities  Modest Benefit  * Guidance assumes that Batteries & transitioning Beauty businesses are accounted for as discontinued operations

 FY 2016 Guidance*EPS Growth    FY’16  Core Operating Income Growth  Up Mid to High Single Digits  Core Earnings Per Share Growth  Down Slightly to Up Mid-Single Digits  All-in Earnings Per Share Growth  +53% to 63%      Other Items:    Venezuela Deconsolidation  $(0.05) to (0.06)  Beauty deal transition costs  $(0.02) to (0.03)  Non Operating income  $(0.09) to (0.10)  Tax Rate  $(0.16)  Foreign Exchange  $(0.12) to (0.15)  Commodities  Modest Benefit  * Guidance assumes that Batteries & transitioning Beauty businesses are accounted for as discontinued operations

 FY 2016 GuidanceCash Generation & Usage  Free Cash Flow Productivity: 90-100%Capital Spending, % Sales: 5% to 6%Dividends: $7B+Share Retirement/Repurchases: $8B to $9B  * Shares retired at the close of the Duracell transaction.

 Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "anticipate," "estimate," "expect," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial, operational and manufacturing risks, including, among others, (a) an increasingly volatile economic environment, with potentially significant disruptions and reduced market growth rates, (b) foreign currency fluctuations, (c) significant credit or liquidity issues, (d) debt, currency exposure and repatriation issues in countries with currency exchange, import authorization or pricing controls (such as Venezuela, Argentina, China, India and Egypt), (e) maintaining key manufacturing and supply sources (including sole supplier and sole manufacturing plant arrangements), and (f) managing disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (2) the ability to successfully manage cost fluctuations and pressures, including commodity prices, raw materials, labor costs, energy costs and pension and health care costs, and achieve cost savings described in our announced productivity plan; (3) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to technological advances attained by, and patents granted to, competitors; (4) the ability to compete with our local and global competitors by successfully responding to competitive factors, including prices, promotional incentives and trade terms for products; (5) the ability to manage and maintain key customer relationships; (6) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, efficacy or similar matters that may arise; (7) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, contractors and external business partners; (8) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks) and maintain the security and functionality of such systems and networks and the data contained therein; (9) the ability to successfully manage regulatory, tax and legal requirements and matters (including, without limitation, product liability, intellectual property, price controls, import restrictions, accounting standards and environmental and tax policy) and to resolve pending matters within current estimates; (10) the ability to successfully manage our portfolio optimization strategy, as well as ongoing acquisition, divestiture and joint venture activities, to achieve the Company's overall business strategy, without impacting the delivery of base business objectives; (11) the ability to successfully achieve productivity improvements and manage ongoing organizational changes, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited; and (12) the ability to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's July 30, 2015 earnings call and associated slides and the reconciliation to the most closely related GAAP measure.   The measures provided are as follows:

1.	Organic Sales Growth—pages 1 and 2
2.	Core EPS and Currency-Neutral Core EPS—pages 3-5
3.	Core Operating Profit Margin—page 6
4.	Core Gross Margin—page 6
5.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales—page 6
6.	Core Effective Tax Rate—page 7
7.	Adjusted Free Cash Flow—page 7
8.	Adjusted Free Cash Flow Productivity—page 8

1. Organic Sales Growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

The reconciliation of reported sales growth to organic sales is as follows:

Three Months Ended June 30	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty, Hair and Personal Care	(10)%	8%	1%	(1)%
Grooming	(18)%	11%	0%	(7)%
Health Care	(6)%	10%	0%	4%
Fabric Care and Home Care	(7)%	9%	1%	3%
Baby, Feminine and Family Care	(7)%	8%	0%	1%
Total P&G	(9)%	(9)%	0%	0%

Organic Sales
Prior Periods (Restated for Batteries Discontinued Operations)

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
FY 2015	(5)%	6%	-%	1%
FY 2014	-%	3%	0%	3%
FY 2013	1%	2%	-%	3%

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
AMJ 2014	(1)%	2%	1%	2%
JAS 2014	-%	1%	1%	2%
OND 2014	(4)%	5%	1%	2%
JFM 2015	(8)%	8%	1%	1%
*Acquisition/Divestiture Impact includes volume and mix impacts of acquired and divested businesses, as well as rounding impacts necessary to reconcile net sales to organic sales.

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
FY 2016 Estimate	Down low-to-mid single digits	Approximately 5%	0%	In line to up low single digits

*Acquisition/Divestiture Impact includes volume and mix impacts of acquired and divested businesses, as well as rounding impacts necessary to reconcile net sales to organic sales.

The core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
•	charge in 2015 related to the change in accounting for our Venezuelan subsidiaries
•	charges for incremental restructuring due to increased focus on productivity and cost savings,
•	charges for balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela and
•	charges for certain European legal matters.

We do not view these items to be part of our sustainable results.  We believe that these Core measures provide an important perspective of underlying business trends and results and provide a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

2. Core EPS and Currency-neutral Core EPS:  Core EPS is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated below.

Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.  We believe the currency-neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth.  The table below provides a reconciliation of diluted net earnings per share to Core EPS and Core EPS to Currency-neutral Core EPS:

	Three Months Ended June 30
	2015	2014
Diluted Net Earnings Per Share from Continuing Operations	$0.22	$0.87
Incremental Restructuring	0.07	0.04
Charges for European Legal Matters	(0.01)	0.02
Venezuela Devaluation	0.71
Rounding	0.01
Core EPS	$1.00	$0.93
Percentage change vs. prior period	8%
Currency Impact to Earnings	$0.13
Currency-Neutral Core EPS	$1.13
Percentage change vs. prior period	22%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.

Total P&G	Diluted EPS Growth	Impact of Incremental Non-Core Items	Core EPS Growth
FY 2016 (Estimate)	53% to 63%	(47)% to (64)%	(1)% to 6%

Core EPS and Currency-Neutral Core EPS
Prior Periods (Restated for Batteries Discontinued Operations)

	AMJ 14	AMJ 13	JAS 14	JAS 13	OND 14	OND 13	JFM 15	JFM 14	FY15	FY14	FY 13
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$0.87	$0.61	$0.97	$1.00	$1.02	$1.12	$0.85	$0.87	$3.06	$3.86	$3.71
Incremental Restructuring	0.04	0.01	0.03	0.03	0.03	0.02	0.07	0.04	0.20	0.12	0.17
Venezuela B/S Remeasurement & Devaluation Impacts	-	0.04	-	-	0.04	-	-	0.10	0.04	0.09	0.08
Venezuela Deconsolidation	-	-	-	-	-	-	-	-	0.71	-	-
Charges for Pending European Legal Matters	0.02	-	0.04	-	0.01	-	-	-	0.01	0.02	0.05
Goodwill & Intangible Impairment	-	0.10	-	-	-	-	-	-	-	-	0.10
Rounding	-	-	(0.01)	-	-	(0.01)	-	(0.01)	-	-	-
Core EPS	$0.93	$0.76	$1.04	$1.01	$1.06	$1.15	$.92	$1.00	$4.02	$4.09	$3.89
Percentage change vs. prior period	22%		3%		(8)%		(8)%		(2)%	5%	6%
Currency Impact to Earnings	0.04		0.07		0.16		0.18		0.53	0.34	0.16
Currency-Neutral Core EPS	$0.97		$1.11		$1.22		$1.10		$4.55	$4.43	$4.05
Percentage change vs. prior period	28%		10%		6%		10%		11%	14%	10%

3. Core Operating Profit Margin:  This is a measure of the Company's operating margin adjusted for items as indicated below.
	AMJ 15	AMJ 14	FY 15	FY 14
Operating Profit Margin	5.2%	16.1%	15.5%	18.3%
Incremental Restructuring	1.5%	0.7%	0.9%	0.5%
Venezuela Charge	11.4%	—%	2.7%	—%
Venezuela Balance Sheet Revaluation and Devaluation	—%	—%	0.2%	0.4%
Charges for European Legal Matters	(0.1)%	0.3%	—%	0.1%
Rounding	0.1%	0.1%	—%	—%
Core Operating Profit Margin	18.1%	17.2%	19.3%	19.3%
Basis Point Change	90	—	—	—

4. Core Gross Margin:  This is a measure of the Company's gross margin adjusted for items as indicated below.
	AMJ 15	AMJ 14	FY 15	FY 14
Gross Margin	48.0%	47.5%	49.0%	49.1%
Incremental Restructuring	1.1%	0.5%	0.7%	0.4%
Rounding				(0.1)%
Core Gross Margin	49.1%	48.0%	49.7%	49.4%
Basis Point Change	110		30

5. Core Selling, General and Administrative Expense (SG&A) as a percentage of sales:  This is a measure of the Company's SG&A as a percentage of sales adjusted for items as indicated below.

	AMJ 15	AMJ 14	FY 15	FY 14
SG&A as a % of NOS	31.3%	31.4%	30.9%	30.8%
Incremental Restructuring	(0.4)%	(0.2)%	(0.3)%	(0.2)%
Venezuela Balance Sheet Revaluation and Devaluation	—%	—%	(0.2)%	(0.4)%
Charges for European Legal Matters	0.1%	(0.3)%	—%	(0.1)%
Rounding			0.1%	0.1%
Core SG&A as a % of NOS	31.0%	30.9%	30.5%	30.2%
Basis Point Change	10		30

6. Core Tax Rate:  This is a measure of the Company's tax rate on continuing operations adjusted for items as indicated below.

	AMJ 15	AMJ 14	FY 15	FY 14
Effective Tax Rate	49.6%	18.8%	24.6%	21.1%
Incremental Restructuring	0.5%	0.2%	0.1%	(0.1)%
Charges for European Legal Matters	0.1%	(0.3)%	—%	(0.1)%
Venezuela Balance Sheet Revaluation and Devaluation	—%	—%	0.1%	(0.3)%
Venezuela Charge	(31.2)%	—%	(3.8)%	—%
Rounding	0.1%	—%	(0.1)%	—%
Core Tax Rate	19.1%	18.7%	20.9%	20.6%
Basis Point Change	40		30

7. Adjusted free cash flow:  Adjusted free cash flow is defined as operating cash flow less capital spending excluding tax payments for the Pet divestiture.  We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends and discretionary investment.  The reconciliation of adjusted free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow	Cash Tax Payment - Pet Sale	Adjusted Free Cash Flow
Three Months Ended June 30, 2015	$3,988	$(1,274)	$2,714	$183	$2,897

	Operating Cash Flow	Capital Spending	Free Cash Flow	Cash Tax Payment - Pet Sale	Adjusted Free Cash Flow
FY 2015	$14,608	$(3,736)	$10,872	$729	$11,601

8. Adjusted free cash flow productivity:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding impairment charges.  The Company's long-term target is to generate annual free cash flow at or above 90 percent of net earnings.  Adjusted free cash flow productivity is also a measure used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of adjusted free cash flow productivity is provided below:

	Adjusted Free Cash Flow	Net Earnings	Impairment & Venezuela Charges	Net Earnings Excl. Impairment Charges	Adjusted Free Cash Flow Productivity
Three Months Ended June 30, 2015	$2,897	$538	$2,205	$2,743	106%

	Adjusted Free Cash Flow	Net Earnings	Impairment & Venezuela Charges	Net Earnings Excl. Impairment Charges	Adjusted Free Cash Flow Productivity
FY 2015	$11,601	$7,144	$4,187	$11,331	102%